UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 3, 2011, Neptune Minerals, Inc. (“NMI”) completed a share exchange with the stockholders of Dorado Ocean Resources Limited (“DOR”) whereby each one outstanding share of DOR was exchanged for 1,000 shares of NMI Class B non-voting common stock. Prior to the share exchange, Odyssey Marine Exploration, Inc. (“Odyssey”) was a stockholder of DOR, and Odyssey received 1.65 million shares of NMI Class B non-voting common stock pursuant to the share exchange. In connection with the share exchange, NMI executed an assignment and assumption agreement, whereby NMI assumed $8.2 million of the outstanding debt of DOR owed to Odyssey. In addition, Odyssey executed a debt conversion agreement with NMI, whereby Odyssey converted $2.5 million of the debt for 2.5 million shares of NMI Class B non-voting common stock.

Copies of the share exchange agreement and the debt conversion agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to such documents.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2011, Odyssey amended its articles of incorporation to increase the number of shares of common stock, par value $0.0001 per share, from 100,000,000 to 150,000,000.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Odyssey held an annual meeting of stockholders on June 1, 2011, for the purpose of considering and acting upon the following matters:

•	to elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified (the “Election Proposal”);

•	to hold a non-binding advisory vote on executive compensation (the “Compensation Proposal”);

•	to hold a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation (the “Frequency Proposal”);

•

a proposal to ratify the appointment of Ferlita, Walsh & Gonzalez, P.A. as Odyssey’s independent registered public accounting firm for the year ending December 31, 2011 (the “Ratification Proposal”) and

•	to approve an amendment to Odyssey’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 to 150,000,000 (the “Amendment Proposal”).

With respect to the Election Proposal and the Compensation Proposal, there were 28,709,562 broker non-votes. Broker non-votes were not relevant to the other proposals.

ELECTION OF DIRECTORS

With respect to the Election Proposal, the seven individuals named below were elected to serve as directors in accordance with the following vote:

Nominee	For	Withheld
Bradford B. Baker	24,150,924	169,844
David J. Bederman	23,492,141	828,627
Max H. Cohen	24,155,936	164,832
Mark D. Gordon	23,735,490	585,278
David J. Saul	24,153,146	167,622
Jon D. Sawyer	23,909,797	410,971
Gregory P. Stemm	23,987,377	333,391

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

With respect to the Compensation Proposal, the results of the vote were as follows:

For	Against	Abstain
23,877,270	373,298	70,200

NON-BINDING ADVISORY VOTE ON FREQUENCY

With respect to the Frequency Proposal, the results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain
21,805,225	195,512	2,210,115	109,916

Odyssey expects to hold future advisory votes on executive compensation annually.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the Ratification Proposal, the proposal to ratify the appointment of Ferlita, Walsh & Gonzalez, P.A. as Odyssey’s independent registered public accounting firm was approved as follows:

For	Against	Abstain
52,651,382	189,150	189,798

AMENDMENT TO INCREASE NUMBER OF AUTHORIZED SHARES

With respect to the Amendment Proposal, the results of the vote were as follows:

For	Against	Abstain
50,542,528	2,441,773	46,029

Item 8.01	Other Events.

Press Release

On June 7, 2011, Odyssey issued a press release announcing that it expects to commence operations on the SS Gairsoppa project in July 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Supplemental Information

The following information is intended to supplement the information set forth in Odyssey’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on February 28, 2011, and the Proxy Statement filed with the SEC on April 15, 2011, for the Annual Meeting of Stockholders that was held on June 1, 2011:

•

The table below sets forth information as of December 31, 2010, with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	3,817,031	3.50	3,124,268

Equity compensation plans not approved by security holders	—	—	—

(1) Includes 3,537,236 stock options with a weighted average exercise price of $3.78 and 279,795 restricted stock awards with a weighted average exercise price of $0.

•

Revenue from product sales is recognized at the point of sale when legal title transfers. Legal title transfers when product is shipped or is available for shipment to customers. Per Topic A.1. in SAB 13: Revenue Recognition, exhibit and expedition charter revenue is recognized ratably when realized and earned as time passes throughout the contract period as defined by the terms of the agreement. Bad debts are recorded as identified and, from time to time, a specific reserve allowance will be established when required. A return allowance is established for sales which have a right of return. Accounts receivable is stated net of any recorded allowances.

•

As of December 31, 2010, Odyssey had a $2.0 million receivable from DOR and owed a subscription payable to DOR of $1,998,800. As of December 31, 2010, Odyssey had a contractual right of offset for the receivable from DOR against the subscription payable. See Item 1.01 of this Current Report on Form 8-K.

•	The Company does not have any requirements to provide additional financial support to NMI, as successor in interest to DOR.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

3.1	Certificate of Amendment filed with the Nevada Secretary of State on June 6, 2011.

10.1	Form of Share Exchange Agreement between Neptune Minerals, Inc. and the stockholders of Dorado Ocean Resources Limited.

10.2	Debt Conversion Agreement between Odyssey Marine Exploration, Inc. and Neptune Minerals, Inc.

99.1	Press release issued by Odyssey Marine Exploration, Inc. on June 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: June 7, 2011	By:	/s/ Michael J. Holmes
Michael J. Holmes
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment filed with the Nevada Secretary of State on June 6, 2011.

10.1	Form of Share Exchange Agreement between Neptune Minerals, Inc. and the stockholders of Dorado Ocean Resources Limited.

10.2	Debt Conversion Agreement between Odyssey Marine Exploration, Inc. and Neptune Minerals, Inc.

99.1	Press release issued by Odyssey Marine Exploration, Inc. on June 7, 2011.